UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdictionof incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS EmployerIdentification No.)

P.O. Box 1111
Timberville, Virginia 22853
(540) 896-8941
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2017, the Board of Directors of F & M Bank Corp. (the “Company”) appointed Peter Wray to the Board of Directors for a term expiring at the Company’s 2018 Annual Meeting of Shareholders. Mr. Wray is a Principal Broker at Triangle Realtors, specializing in the construction, real estate and corporate management areas. Mr. Wray is a native of Augusta County, VA and graduated from the University of Virginia. He currently resides in Crozet, VA, with his wife and three children.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

By:  /s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Administrative Officer

     Date: November 17, 2017

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